EXHIBIT 32.1

VIKING INVESTMENTS GROUP, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Viking Investments Group, Inc. (the Company) on Form 10-Q/A for the quarterly period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the Report), I James Doris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Doris
James Doris
Principal Executive Officer August 19, 2016